UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: July 7, 2004



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)





        California                   File No. 0-19231            68-0166366
        ----------                   ----------------            ----------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
 Incorporated or organization)                               Identification No.)



      111 Santa Rosa Avenue, Santa Rosa, California             95404-4905
      ---------------------------------------------             ----------
         (Address of principal executive offices)               (Zip Code)



      Registrant's telephone number, including area code:     (707) 573-4800
                                                              --------------

Item 5.  Other Events and Regulation FD Disclosure

Press release regarding the following:

         Redwood Empire Bancorp declares quarterly cash dividend on its Common Stock.


Item 7.  Financial Statements and Exhibits
(c) Exhibits

99.1     Press Release of Redwood Empire Bancorp dated July 7, 2004.





                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




  Date:  07-07-04                             REDWOOD EMPIRE BANCORP
         --------                             ----------------------
                                                  (Registrant)



                                              By:  /s/ Kim McClaran
                                                   -------------------------
                                                   Kim McClaran
                                                   Vice President and
                                                   Chief Financial Officer